UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Bluegrass Blvd., Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On August 7, 2019, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing financial results for the second quarter ended June 30, 2019. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

The press release furnished herewith makes reference to non-GAAP financial information, which the Company's management believes assists management and investors in evaluating and comparing period-to-period results in a more meaningful and consistent manner. A reconciliation of GAAP to non-GAAP results is provided in the press release.

Item 5.02                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2019, Nature's Sunshine Products, Inc. (the "Company") appointed Ms. Lily Zou to its Board of Directors. Ms. Zou was appointed to serve as a director until the next shareholders’ meeting at which directors are elected.

Ms. Zou, 50, currently serves as Chief Executive Officer of Fosun Pharma USA, Inc., a subsidiary of Fosun Pharmaceutical (Group) Co., Ltd. ("Fosun Pharma"), a position which she has held since 2017. Prior to joining Fosun Pharma, Ms. Zou served as Executive Director of Business Development and Licensing for Sandoz, Inc., a Novartis division focusing on biosimilars and generics from 2009 to 2017. Ms. Zou previously held various positions at Arqule, Inc., Coley Pharmaceutical Group, Inc., Bristol-Myers Squibb Medical Imaging and Wyeth Pharmaceuticals. Ms. Zou earned a Ph.D in Microbiology and Immunology from Cornell University, MBA from MIT Sloan School of Management and a Bachelor of Science degree from Beijing University.

The Board of Directors determined that Ms. Zou is an independent director under the current standards for independence established by NASDAQ. In making this determination, the Board of Directors considered Ms. Zou's affiliation with Fosun Pharma, one of the Company’s shareholders.

Item 9.01                                           Financial Statements and Exhibits.

Item No.	Exhibit
99.1	Press release issued by the Company, dated August 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: August 8, 2019	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Secretary